EXHIBIT 99.1

For Immediate Release:	April 21, 2016

Simmons Announces 48 Percent Increase in Core Earnings

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced core earnings of $23.2 million for the first quarter of 2016, an increase of $7.5 million, or 47.7 percent, compared with the same quarter last year. Diluted core earnings per share were $0.76, an increase of $0.06, or 8.6 percent.

Including the non-core items, net income was $23.5 million for the first quarter of 2016, an increase of $14.8 million, or 169.6 percent, compared with the same quarter last year. Diluted earnings per share were $0.77, an increase of $0.38, or 97.4 percent.

“We believe that our operating results reflect the successful integration of 12 separately chartered banks and two trust companies over the past two years. We continue to pursue growth opportunities and improvement in our organization as evidenced by our recent charter conversion to a state member bank,” said George A. Makris, Jr., chairman and CEO.

Loans

Total loans, including those acquired, were $4.9 billion at March 31, 2016, an increase of $290 million, or 6.3 percent, compared with the same period in 2015. Legacy loans (all loans excluding acquired loans) grew $1.4 billion, or 64.2 percent. On a linked quarter basis, total loan growth was $10.7 million. Adjusting for seasonality in the credit card and agricultural loan portfolios, loans grew by $31.4 million during the quarter.

Deposits

At March 31, 2016, total deposits were $6.1 billion, a decrease of $195 million, or 3.1 percent, compared with the same period in 2015. Total non-time deposits were $4.8 billion, or 78.9 percent of total deposits.

Net Interest Income

The company’s net interest income for the first quarter of 2016 was $70.2 million, an increase of $17.3 million, or 32.6 percent, from the same period of 2015. This increase was driven by growth in the legacy loan portfolio and earning assets acquired through the Community First and Liberty transactions. Net interest margin was 4.41 percent for the quarter ended March 31, 2016, a 7 basis-point increase from the same quarter of 2015.

Included in interest income was the yield accretion recognized on acquired loans of $8.1 million and $10.0 million for the first quarter of 2016 and 2015, respectively. The company’s core net interest margin, excluding the accretion, was 3.92 percent for the first quarter of 2016, a 37 basis-point increase from the same quarter of 2015.

P.O. BOX 7009      501 MAIN STREET      PINE BLUFF, ARKANSAS 71611-7009       (870) 541-1000      www.simmonsfirst.com

Non-Interest Income

Non-interest income for the first quarter was $29.5 million, an increase of $11.2 million compared with the first quarter of 2015. The increase in non-interest income was primarily due to additional service charge and fee income, mortgage lending and trust income resulting from the 2015 acquisitions and gains on sale of other real estate and investment securities. Additional trust income resulted from the completed acquisition of Ozark Trust. Included in the quarter was $594,000 of gain related to the early retirement of trust preferred securities. Losses on FDIC-covered assets decreased by $2.7 million with the elimination of indemnification asset amortization due to the company’s 2015 termination of loss-sharing agreements with the FDIC.

Non-Interest Expense

Non-interest expense for the first quarter of 2016 was $61.8 million. Included in the quarter were $107,000 of merger-related and branch right-sizing expenses.

Asset Quality

All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At March 31, 2016, the allowance for loan losses for legacy loans was $32.7 million, with a $1.0 million allowance for acquired loans. The loan discount credit mark was $45.1 million, for a total of $78.8 million of coverage. This equates to a total coverage ratio of 1.6 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 3.1 percent.

The company's allowance for loan losses on legacy loans at March 31, 2016 was 0.94 percent of total loans and 93 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 1.01 percent. The increase in the non-performing ratio from the fourth quarter is primarily the result of a single credit totaling $13.5 million. Excluding this credit, the non-performing ratio was relatively unchanged from the previous quarter, at 0.62 percent versus 0.58 percent. The 2016 year-to-date net charge-off ratio, excluding credit cards, was 11 basis points, and the year-to-date credit card charge-off ratio was 1.46 percent.

Capital

At March 31, 2016, common stockholders' equity was $1.1 billion, book value per share was $35.35 and tangible book value per share was $22.84. The company's ratio of stockholders' equity to total assets was 14.22 percent and its ratio of tangible common equity to tangible assets was 9.7 percent.

Simmons First National Corporation

Simmons First National Corporation is an Arkansas-based financial holding company with total assets of $7.5 billion, conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3 p.m. CDT on Thursday, April 21, 2016. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 84913510. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This news release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

SVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$118,468	$97,656	$106,678	$69,770	$83,424
Interest bearing balances due from banks	100,593	154,606	284,645	173,130	423,986
Federal funds sold	4,000	-	9,675	49,570	178,418
Cash and cash equivalents	223,061	252,262	400,998	292,470	685,828
Interest bearing balances due from banks - time	11,188	14,107	16,504	24,189	25,000
Investment securities - held-to-maturity	674,502	705,373	776,294	861,596	902,423
Investment securities - available-for-sale	857,673	821,407	703,347	747,701	707,383
Mortgage loans held for sale	24,563	30,265	15,556	48,094	25,513
Assets held in trading accounts	7,074	4,422	6,292	6,481	6,528
Loans:
Legacy loans	3,472,691	3,246,454	2,839,278	2,611,229	2,115,380
Allowance for loan losses	(32,681)	(31,351)	(30,380)	(30,567)	(29,183)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	1,457,370	1,672,901	2,013,816	2,108,306	2,418,440
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	-	-	93,121	102,468
Net loans	4,897,380	4,888,004	4,822,714	4,782,089	4,607,105
FDIC indemnification asset	-	-	-	13,020	15,965
Premises and equipment	192,327	193,618	190,182	191,335	198,106
Premises held for sale	2,364	923	923	6,587	-
Foreclosed assets not covered by FDIC loss share	41,126	44,820	48,073	42,666	50,723
Foreclosed assets covered by FDIC loss share	-	-	-	12,833	12,010
Interest receivable	23,545	25,793	26,873	24,129	24,719
Bank owned life insurance	130,092	131,536	118,922	118,073	117,296
Goodwill	327,686	327,686	314,344	314,344	314,344
Other intangible assets	51,783	53,237	44,904	46,605	47,960
Other assets	72,589	66,205	73,768	82,146	74,897
Total assets	$7,536,953	$7,559,658	$7,559,694	$7,614,358	$7,815,800

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,274,816	$1,280,234	$1,212,724	$1,141,285	$1,123,966
Interest bearing transaction accounts and savings deposits	3,524,808	3,485,845	3,521,840	3,581,049	3,627,870
Time deposits less than $100,000	674,915	694,262	673,651	719,606	756,978
Time deposits greater than $100,000	605,236	625,755	681,585	728,082	765,894
Total deposits	6,079,775	6,086,096	6,089,800	6,170,022	6,274,708
Federal funds purchased and securities sold
under agreements to repurchase	97,429	99,398	110,437	111,792	111,484
Other borrowings	176,829	162,289	173,426	171,321	284,386
Subordinated debentures	60,077	60,570	61,906	61,794	61,644
Accrued interest and other liabilities	50,859	74,450	78,684	74,324	69,841
Total liabilities	6,464,969	6,482,803	6,514,253	6,589,253	6,802,063

Stockholders' equity:
Preferred stock	-	30,852	30,852	30,852	30,852
Common stock	303	303	299	299	299
Surplus	665,850	662,378	642,400	640,895	639,493
Undivided profits	402,265	385,987	369,172	354,459	341,238
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	3,566	(2,665)	2,718	(1,400)	1,855
Total stockholders' equity	1,071,984	1,076,855	1,045,441	1,025,105	1,013,737
Total liabilities and stockholders' equity	$7,536,953	$7,559,658	$7,559,694	$7,614,358	$7,815,800

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$109,288	$103,204	$94,695	$69,137	$59,711
Interest bearing balances due from banks	154,755	232,446	206,467	308,756	371,195
Federal funds sold	1,839	1,930	19,086	75,922	56,846
Cash and cash equivalents	265,882	337,580	320,248	453,815	487,752
Interest bearing balances due from banks - time	12,626	15,484	20,251	26,817	8,611
Investment securities - held-to-maturity	691,170	733,349	728,437	922,877	915,405
Investment securities - available-for-sale	815,502	773,550	838,596	732,949	370,102
Mortgage loans held for sale	26,616	21,294	26,379	37,656	14,655
Assets held in trading accounts	5,196	6,150	6,401	6,592	6,782
Loans:
Legacy loans	3,324,549	2,898,987	2,725,254	2,363,305	2,084,551
Allowance for loan losses	(31,992)	(31,521)	(31,709)	(31,275)	(30,072)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	1,565,136	1,969,296	2,020,236	2,228,841	1,197,601
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	-	89,578	97,795	104,701
Net loans	4,857,693	4,836,762	4,803,359	4,658,666	3,356,781
FDIC indemnification asset	-	-	10,838	15,448	21,515
Premises and equipment	193,543	192,414	191,107	200,875	150,564
Premises held for sale	1,414	923	5,775	6,131	6,126
Foreclosed assets not covered by FDIC loss share	43,815	46,860	40,273	42,994	44,059
Foreclosed assets covered by FDIC loss share	-	-	12,345	12,313	11,902
Interest receivable	23,736	25,999	24,403	23,260	19,181
Bank owned life insurance	131,895	128,339	118,489	117,662	91,760
Goodwill	327,677	320,216	314,282	314,060	175,901
Other intangible assets	52,498	44,302	45,712	47,302	31,102
Other assets	49,922	67,347	100,872	76,275	58,536
Total assets	$7,499,185	$7,550,569	$7,607,767	$7,695,692	$5,770,734

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,225,311	$1,295,713	$1,121,078	$1,088,474	$946,979
Interest bearing transaction accounts and savings deposits	3,484,571	3,442,857	3,600,930	3,621,060	2,601,046
Time deposits less than $100,000	685,382	689,368	694,872	739,748	573,867
Time deposits greater than $100,000	618,232	649,048	703,056	748,460	580,625
Total deposits	6,013,496	6,076,986	6,119,936	6,197,742	4,702,517
Federal funds purchased and securities sold
under agreements to repurchase	113,551	108,389	109,311	116,258	121,568
Other borrowings	184,000	167,167	197,832	179,080	183,953
Subordinated debentures	60,109	61,697	61,851	62,981	35,686
Accrued interest and other liabilities	53,240	73,768	74,696	70,312	43,825
Total liabilities	6,424,396	6,488,007	6,563,626	6,626,373	5,087,549

Stockholders' equity:
Preferred stock	9,493	30,852	30,852	30,885	10,970
Common stock	303	301	299	299	223
Surplus	664,926	651,824	641,738	640,172	328,830
Undivided profits	398,808	379,064	371,291	396,609	343,973
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	1,259	521	(39)	1,354	(811)
Total stockholders' equity	1,074,789	1,062,562	1,044,141	1,069,319	683,185
Total liabilities and stockholders' equity	$7,499,185	$7,550,569	$7,607,767	$7,695,692	$5,770,734

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$66,678	$70,511	$76,432	$70,438	$50,986
Federal funds sold	10	10	15	73	29
Investment securities	8,506	8,350	8,335	8,050	5,879
Mortgage loans held for sale	278	237	291	375	148
Assets held in trading accounts	6	6	4	4	3
Interest bearing balances due from banks	144	225	122	229	210
TOTAL INTEREST INCOME	75,622	79,339	85,199	79,169	57,255
INTEREST EXPENSE
Time deposits	1,636	1,858	1,936	2,064	1,596
Other deposits	2,018	2,105	2,222	2,131	1,348
Federal funds purchased and securities
sold under agreements to repurchase	65	60	55	57	64
Other borrowings	1,128	1,084	1,812	1,151	1,051
Subordinated debentures	543	481	498	559	234
TOTAL INTEREST EXPENSE	5,390	5,588	6,523	5,962	4,293
NET INTEREST INCOME	70,232	73,751	78,676	73,207	52,962
Provision for loan losses	2,823	3,230	1,615	3,006	1,171
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	67,409	70,521	77,061	70,201	51,791
NON-INTEREST INCOME
Trust income	3,631	2,725	2,215	2,070	2,251
Service charges on deposit accounts	7,316	8,104	8,488	8,031	6,363
Other service charges and fees	1,909	1,654	2,672	2,766	1,666
Mortgage lending income	3,792	2,298	3,446	3,449	2,262
Investment banking income	687	784	663	593	894
Debit and credit card fees	7,200	7,647	6,879	6,486	5,648
Bank owned life insurance income	997	614	748	746	572
Gain on sale of securities, net	329	305	40	-	(38)
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	(9,085)	(3,056)	(2,671)
Other income	3,642	4,518	7,006	3,863	1,390
TOTAL NON-INTEREST INCOME	29,503	28,649	23,072	24,948	18,337
NON-INTEREST EXPENSE
Salaries and employee benefits	34,773	39,523	37,000	35,111	26,610
Occupancy expense, net	4,471	3,418	4,812	5,051	3,557
Furniture and equipment expense	3,947	3,731	4,202	3,241	3,268
Other real estate and foreclosure expense	966	1,167	2,297	1,017	381
Deposit insurance	1,148	1,222	1,013	1,096	870
Merger-related costs	93	1,237	857	1,247	10,419
Other operating expenses	16,391	17,508	17,314	18,041	12,106
TOTAL NON-INTEREST EXPENSE	61,789	67,806	67,495	64,804	57,211
NET INCOME BEFORE INCOME TAXES	35,123	31,364	32,638	30,345	12,917
Provision for income taxes	11,618	7,505	10,963	10,250	4,182
NET INCOME	23,505	23,859	21,675	20,095	8,735
Preferred stock dividends	24	77	77	77	26
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$23,481	$23,782	$21,598	$20,018	$8,709
BASIC EARNINGS PER SHARE	$0.77	$0.79	$0.72	$0.67	$0.39
DILUTED EARNINGS PER SHARE	$0.77	$0.78	$0.72	$0.67	$0.39

Simmons First National Corporation					SFNC
Consolidated Core Earnings - Quarter-to-Date (non-GAAP)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$66,678	$70,511	$76,432	$70,438	$50,986
Federal funds sold	10	10	15	73	29
Investment securities	8,506	8,350	8,335	8,050	5,879
Mortgage loans held for sale	278	237	291	375	148
Assets held in trading accounts	6	6	4	4	3
Interest bearing balances due from banks	144	225	122	229	210
TOTAL INTEREST INCOME	75,622	79,339	85,199	79,169	57,255
INTEREST EXPENSE
Time deposits	1,636	1,858	1,936	2,064	1,596
Other deposits	2,018	2,105	2,222	2,131	1,348
Federal funds purchased and securities
sold under agreements to repurchase	65	60	55	57	64
Other borrowings	1,128	1,084	1,812	1,151	1,051
Subordinated debentures	543	481	498	559	234
TOTAL INTEREST EXPENSE	5,390	5,588	6,523	5,962	4,293
NET INTEREST INCOME	70,232	73,751	78,676	73,207	52,962
Provision for loan losses	2,823	3,230	1,615	3,006	1,171
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	67,409	70,521	77,061	70,201	51,791
NON-INTEREST INCOME
Trust income	3,631	2,725	2,215	2,070	2,251
Service charges on deposit accounts	7,316	8,104	8,488	8,031	6,363
Other service charges and fees	1,909	1,654	2,672	2,766	1,666
Mortgage lending income	3,792	2,298	3,446	3,449	2,262
Investment banking income	687	784	663	593	894
Debit and credit card fees	7,200	7,647	6,879	6,486	5,648
Bank owned life insurance income	997	614	748	746	572
Gain on sale of securities, net	329	305	40	-	(38)
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	(1,609)	(3,056)	(2,671)
Other income	3,048	4,518	4,737	4,396	1,381
TOTAL NON-INTEREST INCOME	28,909	28,649	28,279	25,481	18,328
NON-INTEREST EXPENSE
Salaries and employee benefits	34,773	37,314	36,919	34,960	26,610
Occupancy expense, net	4,461	3,358	4,680	5,013	3,523
Furniture and equipment expense	3,947	3,731	4,172	3,209	3,268
Other real estate and foreclosure expense	966	1,167	2,297	1,017	381
Deposit insurance	1,148	1,222	1,013	1,096	870
Other operating expenses	16,387	17,508	17,094	16,050	12,097
TOTAL NON-INTEREST EXPENSE	61,682	64,300	66,175	61,345	46,749
CORE EARNINGS BEFORE INCOME TAXES (non-GAAP)	34,636	34,870	39,165	34,337	23,370
Provision for income taxes	11,427	8,880	13,523	11,816	7,644
CORE EARNINGS (non-GAAP)	23,209	25,990	25,642	22,521	15,726
Preferred stock dividends	24	77	77	77	26
CORE EARNINGS AVAILABLE TO COMMON S/H (non-GAAP)	$23,185	$25,913	$25,565	$22,444	$15,700
BASIC CORE EARNINGS PER SHARE (non-GAAP)	$0.76	$0.86	$0.85	$0.75	$0.71
DILUTED CORE EARNINGS PER SHARE (non-GAAP)	$0.76	$0.86	$0.85	$0.75	$0.70

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,071,984	$1,076,855	$1,045,441	$1,025,105	$1,013,737
Trust preferred securities, net allowable	60,077	60,570	61,906	61,794	61,410
Disallowed intangible assets, net of deferred tax	(335,166)	(331,931)	(314,735)	(342,590)	(344,140)
Unrealized loss (gain) on AFS securities	(3,566)	2,665	(2,718)	1,400	(1,855)
Other	-	-	-	(10,297)	(4,789)
Total Tier 1 capital	793,329	808,159	789,894	735,412	724,363

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	-	-	-	-
Qualifying allowance for loan losses and
reserve for unfunded commitments	36,398	35,068	34,097	34,284	32,600
Total Tier 2 capital	36,398	35,068	34,097	34,284	32,600
Total risk-based capital	$829,727	$843,227	$823,991	$769,696	$756,963

Common equity
Tier 1 capital	$793,329	$808,159	$789,894	$735,412	$724,363
Less: Non-cumulative preferred stock	-	(30,852)	(30,852)	(30,852)	(30,852)
Less: Trust preferred securities	(60,077)	(60,570)	(61,906)	(61,794)	(61,410)
Total common equity	$733,252	$716,737	$697,136	$642,766	$632,101

Risk weighted assets	$5,293,395	$5,044,453	$4,986,641	$4,714,852	$4,659,065

Adjusted average assets for leverage ratio	$7,167,839	$7,218,559	$7,293,113	$7,350,900	$5,428,706

Ratios at end of quarter
Equity to assets	14.22%	14.24%	13.83%	13.46%	12.97%
Tangible common equity to tangible assets	9.68%	9.26%	9.10%	8.73%	8.32%
Common equity Tier 1 ratio (CET1)	13.85%	14.21%	13.98%	13.63%	13.57%
Tier 1 leverage ratio	11.07%	11.20%	10.83%	10.00%	13.34%
Tier 1 risk-based capital ratio	14.99%	16.02%	15.84%	15.60%	15.55%
Total risk-based capital ratio	15.67%	16.72%	16.52%	16.32%	16.25%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$167,803	$177,288	$171,701	$174,074	$171,413
Other consumer	227,480	208,380	182,472	160,828	107,486
Total consumer	395,283	385,668	354,173	334,902	278,899
Real Estate
Construction	300,042	279,740	253,761	199,707	178,929
Single-family residential	746,754	696,180	623,089	662,954	507,351
Other commercial	1,327,372	1,229,072	1,037,559	878,109	716,021
Total real estate	2,374,168	2,204,992	1,914,409	1,740,770	1,402,301
Commercial
Commercial	551,695	500,116	394,422	388,869	324,815
Agricultural	143,033	148,563	170,257	141,502	105,228
Total commercial	694,728	648,679	564,679	530,371	430,043
Other	8,512	7,115	6,017	5,186	4,137
Total Loans	$3,472,691	$3,246,454	$2,839,278	$2,611,229	$2,115,380

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$223,484	$237,139	$285,071	$361,744	$390,625
Mortgage-backed securities	23,734	24,774	25,913	27,146	28,535
State and political subdivisions	424,586	440,676	464,245	471,631	482,316
Other securities	2,698	2,784	1,065	1,075	947
Total held-to-maturity	674,502	705,373	776,294	861,596	902,423
Available-for-Sale
U.S. Treasury	$4,302	$3,994	$4,008	$4,005	$4,008
U.S. Government agencies	78,308	120,237	153,576	236,003	346,315
Mortgage-backed securities	722,982	647,425	502,344	464,857	312,011
State and political subdivisions	11,260	9,874	10,976	10,971	13,452
FHLB stock	7,838	7,823	14,275	13,619	15,256
Other securities	32,983	32,054	18,168	18,246	16,341
Total available-for-sale	857,673	821,407	703,347	747,701	707,383
Total investment securities	$1,532,175	$1,526,780	$1,479,641	$1,609,297	$1,609,806
Fair value - HTM investment securities	$686,835	$713,371	$785,030	$863,349	$913,037

Investment Securities - QTD Average
Taxable securities	$1,067,302	$1,043,268	$1,088,597	$1,163,708	$893,946
Tax exempt securities	439,370	463,631	478,436	492,118	391,561
Total investment securities - QTD average	$1,506,672	$1,506,899	$1,567,033	$1,655,826	$1,285,507

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
LOANS
Legacy loans	$3,472,691	$3,246,454	$2,839,278	$2,611,229	$2,115,380
Allowance for loan losses (legacy loans)	(32,681)	(31,351)	(30,380)	(30,567)	(29,183)
Legacy loans (net of allowance)	3,440,010	3,215,103	2,808,898	2,580,662	2,086,197
Loans acquired, not covered by FDIC loss share	1,503,482	1,729,557	2,085,211	2,171,388	2,491,316
Credit discount	(45,158)	(55,702)	(70,441)	(63,082)	(72,876)
Allowance for loan losses (loans acquired, not covered)	(954)	(954)	(954)	-	-
Loans acquired, not covered (net of discount and allowance)	1,457,370	1,672,901	2,013,816	2,108,306	2,418,440
Loans acquired, covered by FDIC loss share	-	-	-	114,296	126,629
Credit discount	-	-	-	(20,221)	(23,207)
Allowance for loan losses (acquired covered loans)	-	-	-	(954)	(954)
Loans acquired, covered (net of discount and allowance)	-	-	-	93,121	102,468
Net loans	$4,897,380	$4,888,004	$4,822,714	$4,782,089	$4,607,105

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.94%	0.97%	1.07%	1.17%	1.38%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP)	3.07%	3.28%	3.42%	3.69%	3.71%

Total allowance and credit coverage (non-GAAP)	1.58%	1.77%	2.07%	2.34%	2.67%

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$31,351	$30,380	$30,567	$29,183	$29,028
Loans charged off
Credit cards	859	757	763	802	785
Other consumer	393	489	597	366	220
Real estate	229	845	109	333	293
Commercial	476	654	516	-	245
Total loans charged off	1,957	2,745	1,985	1,501	1,543

Recoveries of loans previously charged off
Credit cards	242	223	213	241	213
Other consumer	103	140	78	187	133
Real estate	112	120	25	46	12
Commercial	7	3	-	9	169
Total recoveries	464	486	316	483	527
Net loans charged off	1,493	2,259	1,669	1,018	1,016
Provision for loan losses	2,823	3,230	1,482	2,402	1,171
Balance, end of quarter	$32,681	$31,351	$30,380	$30,567	$29,183

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	34,244	17,714	15,305	15,565	14,511
Loans past due 90 days or more	881	1,191	1,506	1,375	498
Total non-performing loans	35,125	18,905	16,811	16,940	15,009
Other non-performing assets
Foreclosed assets held for sale, not covered	41,126	44,820	48,073	42,666	50,723
Other non-performing assets	256	211	172	242	215
Total other non-performing assets	41,382	45,031	48,245	42,908	50,938
Total non-performing assets	$76,507	$63,936	$65,056	$59,848	$65,947
Performing TDRs (troubled debt restructurings)	$10,759	$3,031	$1,955	$1,959	$2,227

Ratios (1) (2)
Allowance for loan losses to total loans	0.94%	0.97%	1.07%	1.17%	1.38%
Allowance for loan losses to non-performing loans	93%	166%	181%	180%	194%
Non-performing loans to total loans	1.01%	0.58%	0.59%	0.65%	0.71%
Non-performing assets (including performing TDRs)
to total assets	1.16%	0.89%	0.89%	0.81%	0.87%
Non-performing assets to total assets	1.02%	0.85%	0.86%	0.79%	0.84%
Annualized net charge offs to total loans	0.18%	0.31%	0.24%	0.17%	0.20%
Annualized net credit card charge offs to
total credit card loans	1.46%	1.22%	1.26%	1.31%	1.32%
Annualized net charge offs to total loans
(excluding credit cards)	0.11%	0.25%	0.17%	0.08%	0.09%

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements, except for their inclusion in total assets.

(2) Excludes acquired foreclosed assets covered by FDIC loss-share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015

ASSETS

Earning Assets
Interest bearing balances due from banks	0.35%	0.36%	0.23%	0.30%	0.23%
Investment securities	2.82%	2.77%	2.65%	2.50%	2.44%
Mortgage loans held for sale	4.20%	4.42%	4.38%	3.99%	4.10%
Assets held in trading accounts	0.46%	0.39%	0.25%	0.24%	0.18%
Loans, including acquired loans	5.49%	5.75%	6.27%	6.03%	6.11%
Total interest earning assets	4.74%	4.86%	5.20%	4.82%	4.68%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.23%	0.24%	0.24%	0.24%	0.21%
Time deposits	0.50%	0.55%	0.55%	0.56%	0.56%
Total interest bearing deposits	0.31%	0.33%	0.33%	0.33%	0.32%
Federal funds purchased and securities
sold under agreement to repurchase	0.23%	0.22%	0.20%	0.20%	0.21%
Other borrowings	2.47%	2.57%	3.63%	2.58%	2.32%
Subordinated debentures	3.63%	3.09%	3.19%	3.56%	2.66%
Total interest bearing liabilities	0.42%	0.43%	0.48%	0.44%	0.42%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.32%	4.43%	4.72%	4.38%	4.26%
Net interest margin - quarter-to-date	4.41%	4.53%	4.82%	4.47%	4.34%
Net interest margin - year-to-date	4.41%	4.55%	4.58%	4.42%	4.34%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$23,185	$25,913	$25,565	$22,444	$15,700
Diluted core earnings per share (1)	0.76	0.86	0.85	0.75	0.70
Core net interest margin (FTE) (2)	3.92%	3.87%	3.93%	3.87%	3.55%
Core efficiency ratio (1)	58.73%	59.26%	57.40%	58.36%	62.13%
Core return on average assets (1)	1.24%	1.36%	1.33%	1.17%	1.10%
Core return on average common equity (1)	8.75%	9.96%	10.01%	8.67%	9.47%
Core return on tangible common equity (1)	14.13%	15.89%	15.99%	13.80%	14.16%
Financial Highlights - GAAP
Net Income	$23,481	$23,782	$21,598	$20,018	$8,709
Diluted earnings per share	0.77	0.78	0.72	0.67	0.39
Return on average assets	1.26%	1.25%	1.13%	1.04%	0.61%
Return on average common equity	8.87%	9.15%	8.46%	7.73%	5.25%
Return on tangible common equity	14.30%	14.62%	13.58%	12.36%	8.07%
Net interest margin (FTE)	4.41%	4.53%	4.82%	4.47%	4.34%
FTE adjustment	2,084	2,185	2,172	2,303	1,857
Amortization of intangibles	1,455	1,337	1,265	1,388	899
Amortization of intangibles, net of taxes	884	813	769	844	546
Average earning assets	6,597,389	6,652,486	6,660,434	6,774,693	5,121,838
Average interest bearing liabilities	5,145,845	5,118,526	5,367,852	5,467,587	4,096,745
Average diluted shares outstanding	30,481,604	30,301,190	30,046,062	29,987,471	22,350,272
Cash dividends declared per common share	0.24	0.23	0.23	0.23	0.23
YEAR-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$23,185	$89,622	$63,709	$38,144	$15,700
Diluted core earnings per share (1)	0.76	3.18	2.32	1.46	0.70
Core net interest margin (FTE) (2)	3.92%	3.82%	3.82%	3.74%	3.55%
Core efficiency ratio (1)	58.73%	59.01%	58.91%	59.94%	62.13%
Core return on average assets (1)	1.24%	1.25%	1.21%	1.14%	1.10%
Core return on average common equity (1)	8.75%	9.55%	9.39%	8.99%	9.47%
Core return on tangible common equity (1)	14.13%	15.05%	14.73%	13.96%	14.16%
Financial Highlights - GAAP
Net Income	$23,481	$74,107	$50,325	$28,727	$8,709
Diluted earnings per share	0.77	2.63	1.83	1.10	0.39
Return on average assets	1.26%	1.03%	0.96%	0.86%	0.61%
Return on average common equity	8.87%	7.90%	7.41%	6.77%	5.25%
Return on tangible common equity	14.30%	12.53%	11.73%	10.63%	8.07%
Net interest margin (FTE)	4.41%	4.55%	4.58%	4.42%	4.34%
FTE adjustment	2,084	8,517	6,332	4,160	1,857
Amortization of intangibles	1,455	4,889	3,552	2,287	899
Amortization of intangibles, net of taxes	884	2,972	2,159	1,390	546
Average earning assets	6,597,389	6,305,966	6,170,521	5,948,265	5,121,838
Average interest bearing liabilities	5,145,845	5,000,858	4,977,397	4,782,167	4,096,745
Average diluted shares outstanding	30,481,604	28,209,661	27,497,813	26,203,942	22,350,272
Cash dividends declared per common share	0.24	0.92	0.69	0.46	0.23
END OF PERIOD
Book value per share	$35.35	$34.55	$33.89	$33.26	$32.93
Tangible book value per share	22.84	21.97	21.89	21.19	20.79
Shares outstanding	30,324,499	30,278,432	29,939,698	29,894,903	29,850,034
Full-time equivalent employees	1,931	1,946	1,967	2,043	2,076
Total number of ATM's	185	182	183	186	179
Total number of financial centers	149	149	149	152	164

(1) Core earnings exclude nonrecurring items, which is a non-GAAP measurement

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2016	2015	2015	2015	2015
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$23,481	$23,782	$21,598	$20,018	$8,709
Nonrecurring items
Accelerated vesting on retirement agreements	-	2,209	-	-	-
Gain on sale of banking operations	-	-	(2,110)	-	-
Gain from early retirement of trust preferred securities	(594)	-	-	-	-
Loss on FDIC loss-share termination	-	-	7,476	-	-
Merger-related costs	93	1,237	857	1,247	10,419
Branch right-sizing	14	60	304	2,745	35
Tax effect (1)	191	(1,375)	(2,560)	(1,566)	(3,463)
Net nonrecurring items	(296)	2,131	3,967	2,426	6,991
Core earnings (non-GAAP)	$23,185	$25,913	$25,565	$22,444	$15,700

Diluted earnings per share	$0.77	$0.78	$0.72	$0.67	$0.39
Nonrecurring items
Accelerated vesting on retirement agreements	-	0.08	-	-	-
Gain on sale of banking operations	-	-	(0.07)	-	-
Gain from early retirement of trust preferred securities	(0.02)	-	-	-	-
Loss on FDIC loss-share termination	-	-	0.25	-	-
Merger-related costs	-	0.05	0.03	0.04	0.47
Branch right-sizing	-	-	0.01	0.09	-
Tax effect (1)	0.01	(0.05)	(0.09)	(0.05)	(0.16)
Net nonrecurring items	(0.01)	0.08	0.13	0.08	0.31
Core earnings (non-GAAP)	$0.76	$0.86	$0.85	$0.75	$0.70

YEAR-TO-DATE
Net Income	$23,481	$74,107	$50,325	$28,727	$8,709
Nonrecurring items
Accelerated vesting on retirement agreements	-	2,209	-	-	-
Gain on sale of banking operations	-	(2,110)	(2,110)	-	-
Gain from early retirement of trust preferred securities	(594)	-	-	-	-
Loss on FDIC loss-share termination	-	7,476	7,476	-	-
Merger-related costs	93	13,760	12,523	11,666	10,419
Branch right-sizing	14	3,144	3,084	2,780	35
Tax effect (1)	191	(8,964)	(7,589)	(5,029)	(3,463)
Net nonrecurring items	(296)	15,515	13,384	9,417	6,991
Core earnings (non-GAAP)	$23,185	$89,622	$63,709	$38,144	$15,700

Diluted earnings per share	$0.77	$2.63	$1.83	$1.10	$0.39
Nonrecurring items
Accelerated vesting on retirement agreements	-	0.08	-	-	-
Gain on sale of banking operations	-	(0.07)	(0.07)	-	-
Gain from early retirement of trust preferred securities	(0.02)	-	-	-	-
Loss on FDIC loss-share termination	-	0.27	0.27	-	-
Merger-related costs	-	0.49	0.46	0.45	0.47
Branch right-sizing	-	0.11	0.11	0.11	-
Tax effect (1)	0.01	(0.33)	(0.28)	(0.20)	(0.16)
Net nonrecurring items	(0.01)	0.55	0.49	0.36	0.31
Core earnings (non-GAAP)	$0.76	$3.18	$2.32	$1.46	$0.70

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.